Exhibit 99.1

4/04

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, England and Spain Operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Capital Preservation Diversification of Operations Conservative Investments Cycle Management Achieved through Long Term Planning Long Term Growth of Shareholders' Equity

SHAREHOLDER'S EQUITY ($ in millions) $1,000 $800 $600 $400 $200 1996 1998 2000 2002 2004 Est. $1,200

SHAREHOLDER'S EQUITY ($ in millions) 2001 $763 2002 $883 $1,047 2004 Estimate $1,200 2003 See Forward Looking Statement

CONSISTENT GROWTH IN BOOK VALUE (per share data) 2001 $12.40 2002 $14.15 $16.37 2003 2004 Estimate $19.00 16% 16% 14% See Forward Looking Statement

OPERATIONS

LINES OF BUSINESS Group Life & Health Diversified Financial Products Aviation London Market Operations Other Specialty Operations

GROSS WRITTEN PREMIUM ($ in millions) 2001 $1,010 2002 $1,159 $1,740 2003 2004 Estimate $2,000 See Forward Looking Statement

NET WRITTEN PREMIUM ($ in millions) 2001 $373 2002 $546 $866 2003 2004 Estimate $1,000 See Forward Looking Statement

FINANCIAL

STRONG BALANCE SHEET Conservative Loss Reserves Strong Liquidity Low Risk Investment Portfolio Assets of more than $5 Billion Debt to Total Capital ratio of 22%

STRONG GROWTH IN INVESTMENT ASSETS ($ in millions) 2001 $886 2002 $1,168 $1,703 2003 2004 Estimate $2,100 See Forward Looking Statement

1st Qtr Tax Exempt Securities 23 Short Term Investments 33 Other 2 Taxable Securities 42 Taxable Securities - 42% Investment Grade Average Maturity: 3.1 years Duration: 2.7 years Tax Exempt Securities - 23% Investment Grade Average Maturity: 6.4 years Duration: 5.2 years Other 2% March 31, 2004 $1,929 million Short Term Investments - 33% CONSERVATIVE INVESTMENT PORTFOLIO

NET EARNED PREMIUM ($ in millions) 2001 $343 2002 $506 $738 2003 2004 Estimate $900 See Forward Looking Statement

FEE & COMMISSION INCOME ($ in millions) 2001 $111 2002 $116 $143 2003 2004 Estimate $155 See Forward Looking Statement

INVESTMENT INCOME ($ in millions) 2001 $40 2002 $38 $47 2003 2004 Estimate $60 See Forward Looking Statement

TOTAL REVENUE ($ in millions) 2001 $511 2002 $667 $942 2003 2004 Estimate $1,100 See Forward Looking Statement

PERFORMANCE

PERFORMANCE LAST 10 YEARS Increased Book Value per Share every year Average 25% Net Pre-Tax Margin on Revenue Lowest ROE of 6% and Average ROE of 14% Able to maintain AA Rating from S&P and A+ from AMB at the same time as achieving Superior Returns

RECENT PERFORMANCE Revenue Net Earnings Net Earnings per Share ROE Book Value 2003 2002 2001 2004 Estimate $511 $30 $0.51 6% $12.40 $667 $106 $1.68 14% $14.15 $942 $144 $2.23 16% $16.37 $1,100 $175 $2.65 16% $19.00 See Forward Looking Statement

EARNINGS GUIDANCE Projected performance in 2004. Net Earned Premium Growth 30% Fee and Commission Income Growth 20% Investment Income Growth 20% Total Revenue Growth 25% Net Earnings between $2.65 and $2.75 per share See Forward Looking Statement

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.